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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

Board of Directors
IBT Bancorp, Inc.

We consent to the incorporation by reference in the proxy statement-prospectus included in this Registration Statement on Form S-4 of IBT Bancorp, Inc. of our report dated March 2, 2007, which appears on pages 40-41 on Form 10-K for the year ended December 31, 2006, and to the reference to our Firm under the caption "Experts" in the proxy statement-prospectus.

                                                     /s/ REHMANN ROBSON, P.C.


Saginaw, Michigan
November 19, 2007